UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018 (January 18, 2018)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K is being filed by Fuse Medical, Inc. (the “Company”) to announce the appointments of Company officers as described below.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Not Applicable.

(b) Not Applicable.

(c) On January 18, 2018, the Board of Directors of the Company (the “Board”) appointed Mark W. Brooks, the Company’s Chairman of the Board, to the position of President of the Company. Mr. Brooks, 53, was elected as a member of the Board and appointed as Chairman of the Board on December 19, 2016, as reported in the Company’s Current Report on Form 8-K, filed on December 19, 2016 (“December 2016 Form 8-K”), with the Securities and Exchange Commission (“SEC”), which is herein incorporated by reference. On December 31, 2017, the Company acquired CPM Medical Consultants, LLC from NC 143 Family Holdings, LP, an entity owned and controlled by Mr. Brooks, as reported in the Company’s Current Report on Form 8-K, filed on January 5, 2018, with the SEC, which is herein incorporated by reference, and the Company’s Current Report on Form 8-K, filed on December 19, 2017 (“December 2017 Form 8-K”), with the SEC, which is herein incorporated by reference.

On January 18, 2018, the Board appointed Christopher C. Reeg, the Company’s Chief Executive Officer and a member of the Board, to the position of Secretary. Mr. Reeg, 54, was elected as a member of the Board and appointed as Chief Executive Officer on December 19, 2016, as reported in the Company’s December 2016 Form 8-K.

On January 18, 2018, the Board appointed William E. McLaughlin, III, the Company’s Interim Chief Financial Officer and a member of the Board, to the position of Chief Financial Officer and Treasurer. Mr. McLaughlin, 54, was elected as a member of the Board on December 19, 2016, as reported in the Company’s December 2016 Form 8-K. On March 31, 2017, the Board appointed Mr. McLaughlin as the Company’s Interim Chief Financial Officer as reported in the Company’s Current Report on Form 8-K, filed on April 6, 2017, (“April 2017 Form 8-K”) with the SEC, which is herein incorporated by reference.

As annual compensation for services rendered to the Company, the Board granted each of Mr. Brooks, Mr. Reeg, and Mr. McLaughlin: (i) 65,000 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), through restricted stock awards (“RSAs”) on September 21, 2017, as reported in the Company’s Current Report on Form 8-K, filed on October 10, 2017, with the SEC, and later amended by the Company’s Current Report on Form 8-K/A, filed on November 6, 2017, with the SEC, both of which are herein incorporated by reference; and (ii) 188,500 shares of Common Stock through RSAs on December 14, 2017, as reported in the Company’s December 2017 Form 8-K.

With respect to the appointments described in this Item 5.02(c), the Company did not (x) enter or amend any material plan, contract, or arrangement or (y) make any grants or awards to any of the individuals listed in this item.

(d) Not Applicable.

(e) Not Applicable.

(f) Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Chief Financial Officer and Director
(Principal Financial Officer)

Date: February 23, 2018